SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 30, 2006

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street
Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Registrant issued a press release on June 6, 2006, discussing its results for the fiscal year ended March 31, 2006. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 2.02.

Item 8.01. Other Events.

The press release issued by the Registrant on May 30, 2006 attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Press release dated May 30, 2006, announcing date of annual results conference call.*

99.2	Press release dated June 6, 2006, announcing results for fiscal year ended March 31, 2006.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: June 6, 2006	By:	/s/ Preston D. Wigner
Preston D. Wigner
General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Press release dated May 30, 2006, announcing date of annual results conference call.*

99.2	Press release dated June 6, 2006, announcing results for fiscal year ended March 31, 2006.*

*	Filed Herewith